UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

Latin America Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets delivered strong gains over the six-month period ended April 30, 2010, with many reaching their highest levels since the onset of the financial crisis in 2008. Equities drew on the strength of corporate earnings as a significant number of companies surpassed expectations against an improving economic backdrop. Recoveries in the major developed countries built momentum after recent recessions, and growth continued at a markedly higher pace in emerging markets. Latin American stocks failed to keep pace with the extraordinary gains the region experienced over the previous year, but still posted strong returns and performed in line with the broader emerging markets universe.

Your fund returned 13.03% for the six-month period ended April 30, 2010, outpacing both the MSCI regional index and the Lipper Latin American Funds Average. In terms of absolute performance, materials, financials, and consumer discretionary were the fund’s strongest sectors, while energy was the weakest and the only sector to detract from returns. Stock selection in Brazil drove the fund’s returns relative to the benchmark, while an underweight position in Colombia, one of the region’s stronger markets for the period, detracted.

MARKET ENVIRONMENT

While the developed world generally kept interest rates low to stimulate economic growth, many emerging countries raised short-term rates to counteract inflationary pressures arising from surging economies. Although emerging markets returns fared well overall, monetary tightening did have an impact in China where equities saw little change during the period and significantly lagged global performance.

Latin American stock markets rose as the global economy continued to gain strength, recording a 12% return for the six-month period and keeping pace with emerging markets overall. Mexico, Latin America’s second-largest market, benefited from economic growth in the U.S. and led the region with a 22% gain. The country’s central bank raised its forecast for economic growth in 2010 from a range of 3%–4% to a 4%–5% range, and the country should continue to benefit from solid growth rates in the closely aligned American economy.

Latin America’s largest market, Brazil, underperformed the broader region but nevertheless posted a 9% gain for the period. Brazilian equities have risen over the past year due to a favorable economic environment and strong global commodity prices. A backdrop of rising inflationary pressures due to the country’s strong economic growth raised fears that the Brazilian authorities were not reacting quickly enough in tightening monetary policy. Furthermore, measures taken in China to cool its own surging economy increased concerns that Chinese demand for Brazilian commodities would slow. Despite these headwinds, the Brazilian economy is widely forecast to expand by 6% this year, the second-fastest pace in two decades.

Elsewhere in Latin America, Colombia returned 21%. Chile recorded a robust 19% gain despite February’s devastating earthquake, and neighboring Argentina rose approximately 9%. Peru trailed the region, but its metals and mining heavy market still managed a respectable 7% gain.

PORTFOLIO REVIEW

The materials, financials, and consumer discretionary sectors were the fund’s best absolute contributors over the period. Commodity demand increased as the global economy picked up steam, driving strong returns among our materials holdings. Our largest positions in the sector are in the metals and mining industry, including Brazil’s Companhia Vale do Rio Doce (Vale), which should continue to benefit from increasing commodity demand, skilled management, and a healthy balance sheet. Chilean chemical manufacturer Sociedad Quimica y Minera (SQM) detracted from returns. However, SQM’s long-term story remains intact. It is a dominant global player in the specialty fertilizers market, with products based on locally sourced, high-quality natural resources that allow the company to be a low-cost leader. Despite the good performance of our materials stocks of late, we expect long-term growth in emerging markets to be driven more by rising personal income and increasing domestic consumption and so favor sectors more closely related to these areas. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Going into the recent global financial meltdown, the region’s relatively immature financials sector was generally less vulnerable than more developed markets. As a result, it emerged earlier and in better shape as investors focused on renewed global economic growth. The fund’s largest exposure to financials stocks is in Brazil, where we added to our position in Itau Unibanco (Itau). Itau is operating in an underpenetrated and consolidating industry, is well capitalized, and is run by an experienced management team, and we believe it offers attractive growth at reasonable valuations. Mexico’s Banco Compartamos and Grupo Financiero Banorte also performed well. Overall, the financials sector remains a significant overweight for the fund. Financials stocks traditionally serve as a proxy for gross domestic product expansion, and they should benefit as regional growth prospects look good over the long term.

Our holdings in the consumer discretionary sector were also positive contributors. Apparel and retailer stocks were particularly rewarding. Leading Brazilian retailer Lojas Renner posted good results following a combination of solid sales growth, improving margins, and lower costs. February’s major earthquake will undoubtedly affect first-quarter results for Chilean retailer Falabella. However, some analysts predict that increased infrastructure spending and consumer restocking resulting from the earthquake could actually lead to a stronger economic environment for Chile in 2010 than originally expected. In fact, Falabella has bounced back quickly and is almost back to normalized operations in most areas.

Our telecommunication services stocks also benefited the fund’s absolute returns, primarily due to a position in Mexico’s America Movil. Latin America’s largest wireless telecommunications services provider, America Movil performed well against a backdrop of overall economic strength in the region. With 165 million subscribers and steady cash flows, we expect management to deliver strong earnings growth as the underpenetrated wireless market continues to grow and margins continue to improve. We eliminated our position in GVT Holding, an alternative carrier offering voice and high-speed data and broadband services. We trimmed our position following an earlier takeover offer from Vivendi and finally sold it altogether after it rose further on speculation of another takeover bid.

Stocks in the information technology sector also boosted fund performance, and we continue to look for opportunities as this nascent sector experiences rapid growth. The most significant contribution came from our holding in Brazilian software company TOTVS. A leading provider of enterprise management software to small and mid-size businesses throughout South America, TOTVS successfully weathered the global downturn and is now benefiting from the economic recovery.

Energy was the lone sector to detract from the fund’s absolute performance for the period. Range-bound oil prices, higher capital expenditures, and lower-than-expected production growth weighed on Brazilian oil and gas giant Petroleo Brasileiro (Petrobras). However, we believe the firm’s long-term prospects are still very positive. Petrobras has a strong competitive position, highly attractive production assets, and the potential for solid growth as worldwide demand increases for a finite resource. It should benefit operationally and financially from a healthy global economy and higher oil prices over time.

OUTLOOK

Brazil and Mexico remain the fund’s cornerstone countries in light of their attractive growth prospects, sensible fiscal policies, and sound macroeconomic fundamentals. Brazil has a healthy, growing, and well-capitalized banking system and a fiscally prudent government that has been posting large budget surpluses for some time. The Brazilian economy continues to benefit from a rebound in global commodity demand and increased consumer demand. However, a buildup of inflationary pressures is possible as the economy steams ahead, and we are monitoring the situation carefully. At the present time, we do not see modest interest rate hikes as a significant risk to long-term growth, but any rate increase may act as a short-term headwind. Although Brazilian elections have caused market volatility in the past, we are optimistic that this October’s election season will be positive for the economy and markets over the long term. The Mexican stock market performed well during the period, in part due to the country’s strong links to the recovering U.S. economy. After a sharp contraction in 2009, we expect the Mexican economy to rebound nicely in 2010 as overall confidence in the global economic recovery gains momentum.

The factors driving growth for the region’s largest markets are still intact: rising personal wealth, growing consumer demand, and burgeoning industries. As a result, our holdings have a largely domestic focus, with the largest overweight positions in the financials and consumer discretionary sectors. The financials sector is still in the early stages of its development and has the potential for exceptional growth as increasingly wealthy consumers demand more financial products and services. Similarly, consumer discretionary stocks should benefit as a strong domestic economic environment results in more disposable income. Cyclical materials stocks and the highly regulated, slow-growth utilities sectors remain our largest underweight positions.

Market valuations in Latin America have increased recently, but we believe they are still reasonable relative to their historical levels, and growth opportunities are still significantly greater than in developed markets. However, these opportunities vary widely among individual markets and stocks. As a result, our analysts and managers will continue to rely on our global research platform and in-depth local knowledge to identify market leaders with the best prospects for long-term growth.

Respectfully submitted,

Jose Costa Buck
Lead portfolio manager

May 20, 2010

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI EM Latin America Index: A market capitalization-weighted index of stocks traded in seven Latin American markets.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/10‡	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE						
Beginning of period	$ 43.40	$ 24.76	$ 59.74	$ 33.98	$ 23.21	$ 13.74
Investment activities						
Net investment income	0.24	0.42	0.41	0.40	0.37	0.29
Net realized and unrealized gain (loss)	5.41	19.40	(33.18)	25.87	10.55	9.36
Total from investment activities	5.65	19.82	(32.77)	26.27	10.92	9.65
Distributions						
Net investment income	(0.40)	(0.32)	(0.40)	(0.31)	(0.20)	(0.21)
Net realized gain	–	(0.87)	(1.85)	(0.23)	(0.01)	–
Total distributions	(0.40)	(1.19)	(2.25)	(0.54)	(0.21)	(0.21)
Redemption fees added to paid-in capital	–	0.01	0.04	0.03	0.06	0.03
NET ASSET VALUE						
End of period	$ 48.65	$ 43.40	$ 24.76	$ 59.74	$ 33.98	$ 23.21

Ratios/Supplemental Data

Total return(1)	13.03%	84.10%	(56.77)%	78.39%	47.61%	71.28%
Ratio of total expenses to average net assets	1.24%(2)	1.29%	1.22%	1.20%	1.24%	1.29%
Ratio of net investment income to average net assets	1.02%(2)	1.36%	0.81%	0.91%	1.25%	1.55%
Portfolio turnover rate	9.3%	21.2%	19.7%	23.3%	34.5%	17.8%
Net assets, end of period (in millions)	$ 2,930	$ 2,638	$ 1,379	$ 3,991	$ 1,885	$ 853

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
ARGENTINA 1.6%		
Common Stocks 1.6%		
Mercadolibre (USD) (1)(2)	261,300	13,175
Tenaris, ADR (USD) (1)	829,000	33,665
Total Argentina (Cost $27,074)		46,840
BRAZIL 69.6%		
Common Stocks 54.6%		
Anhanguera Educacional Participacoes, Equity Units (2)	699,000	10,938
Banco do Brasil	896,568	15,468
Banco Santander Brasil, ADR (USD)	1,206,700	14,034
Banco Santander Brasil, Equity Units	2,950,540	34,101
Bm&F Bovespa	10,643,300	70,414
Brasil Brokers Participacoes	2,290,000	10,408
BRF - Brasil Foods	6,032,464	78,779
Cielo	2,902,200	28,183
Energias Do Brasil	714,900	13,716
Fleury (2)	1,534,300	15,650
Hypermarcas (2)	784,300	10,829
Log in Logistica Intermodal (2)	2,627,331	11,744
Lojas Renner	3,865,700	95,650
Mills Estruturas E Servicos De Engenharia (2)	1,864,300	12,752
MRV Engenharia	2,965,600	20,985
Multiplan Empreendimentos	2,128,913	36,620
PDG Realty	8,317,200	76,366
Petroleo Brasileiro, ADR (1 ADR represents 2 common shares) (USD)	3,788,076	160,728
Petroleo Brasileiro, ADR (1 ADR represents 2 preference shares) (USD)	6,564,392	249,054
Profarma Distribuidora (2)	298,000	3,000
Redecard	1,490,400	24,608
Totvs	1,030,600	70,851
Usinas Siderurgicas de Minas	2,631,825	82,698
Vale, ADR (1 ADR represents 1 common share) (USD) (1)	7,201,533	220,583
Vale, ADR (1 ADR represents 1 preference 'A' share) (USD)	7,006,928	188,556

Weg	4,388,600	44,814
		1,601,529
Preferred Stocks 15.0%		
Banco Bradesco	5,937,765	108,661
Itau Unibanco	12,389,026	268,699
Net Servicos de Comunicacao (2)	2,888,330	34,063
Tam	1,547,300	27,417
		438,840
Total Brazil (Cost $980,214)		2,040,369
CHILE 5.3%		
Common Stocks 5.3%		
Banco Santander Chile, ADR (USD) (1)	401,994	26,487
La Polar S.A.	10,157,747	59,308
S.A.C.I. Falabella	6,957,455	44,028
Sociedad Quimica y Minera de Chile, ADR (USD) (1)	688,400	24,783
Total Chile (Cost $116,624)		154,606
COLOMBIA 0.8%		
Common Stocks 0.8%		
Bancolombia, ADR (USD) (1)	466,700	21,814
Total Colombia (Cost $10,768)		21,814
MEXICO 18.5%		
Common Stocks 18.5%		
America Movil, ADR (USD)	4,757,631	244,923
Banco Compartamos (1)	4,428,700	25,053
Cemex, ADR (USD)	1,701,500	20,214
Corporacion Geo S.A.B de C.V. (2)	9,588,700	30,365
Fomento Economico Mexicano S.A.B de C.V., ADR (USD)	180,900	8,562

Grupo Famsa (1)(2)	5,733,800	10,525
Grupo Financiero Banorte S.A.B. (1)	12,008,100	48,277
Urbi Desarrollos Urbanos (2)	24,525,700	57,070
Walmart de Mexico (1)	41,311,388	96,163
Total Mexico (Cost $270,346)		541,152
PERU 1.4%		
Common Stocks 1.4%		
Credicorp (USD)	360,300	31,296
Southern Copper (USD) (1)	343,000	10,489
Total Peru (Cost $28,533)		41,785
UNITED KINGDOM 1.1%		
Common Stocks 1.1%		
Antofagasta	1,390,300	21,200
Fresnillo	938,277	11,443
Total United Kingdom (Cost $18,431)		32,643
SHORT-TERM INVESTMENTS 0.2%		
Money Market Funds 0.2%		
T. Rowe Price Reserve Investment Fund, 0.25% (3)(4)	5,658,073	5,658
Total Short-Term Investments (Cost $5,658)		5,658
SECURITY LENDING COLLATERAL 2.8%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 2.8%		
Money Market Funds 2.4%		
T. Rowe Price Reserve Investment Fund, 0.25% (3)(4)	70,095,248	70,095
		70,095

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2010, approximately 98% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2010, the value of loaned securities was $77,530,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $270,312,000 and $258,466,000, respectively, for the six months ended April 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, the fund had $143,658,000 of unused capital loss carryforwards, which expire in fiscal 2017.

At April 30, 2010, the cost of investments for federal income tax purposes was $1,540,036,000. Net unrealized gain aggregated $1,427,378,000 at period-end, of which $1,436,962,000 related to appreciated investments and $9,584,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2010, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2010, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $812,000 for T. Rowe Price Services, Inc.; and $77,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2010, no shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise, and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010